PROSPECTUS

May 1, 2003

JNL® VARIABLE FUND LLC

225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund LLC (JNL Variable Fund). JNL Variable Fund offers interests in separate Funds, which are comprised of the Target Funds.

The interests of JNL Variable Fund are sold to Jackson National Separate Account - I to fund the benefits of variable annuity contracts. JNL Variable Fund currently offers interests in the following separate Funds, each with its own investment objective.

First Trust/JNL The DowSM Target 10 Fund
First Trust/JNL The S&P®Target 10 Fund
First Trust/JNL Global Target 15 Fund
First Trust/JNL Target 25 Fund
First Trust/JNL Target Small-Cap Fund

The Securities and Exchange Commission has not approved or disapproved JNL Variable Fund’s securities or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

For more detailed information about JNL Variable Fund and the separate Funds, see JNL Variable Fund’s Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this prospectus.

__________

“Dow Jones,” “Dow Jones Industrial AverageSM,” “DJIASM” and “The Dow 10SM” are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to JNL Variable Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the First Trust/JNL The Dow Target 10 Fund.

Dow Jones does not:

  Sponsor, endorse, sell or promote the First Trust/JNL The Dow Target 10 Fund.
  Recommend that any person invest in the First Trust/JNL The Dow Target 10 Fund or any other securities.
  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of First Trust/JNL The Dow Target 10 Fund.
  Have any responsibility or liability for the administration, management or marketing of the First Trust/JNL The Dow Target 10 Fund.
  Consider the needs of the First Trust/JNL The Dow Target 10 Fund or the owners of the First Trust/JNL The Dow Target 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones will not have any liability in connection with the First Trust/JNL The Dow Target 10 Fund. Specifically,

  Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
    The results to be obtained by the First Trust/JNL The Dow Target 10 Fund, the owners of the First Trust/JNL The Dow Target 10 Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;
    The accuracy or completeness of the DJIA and its data;
    The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
  Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;
  Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and Dow Jones is solely for their benefit and not for the benefit of the owners of the First Trust/JNL The Dow Target 10 Fund or any other third parties.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The First Trust/JNL The S&P® Target 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

“JNL®,” “Jackson National®” and “Jackson National Life®” are trademarks of Jackson National Life Insurance Company.

TABLE OF CONTENTS

About the Funds of the JNL Variable Fund LLC	1
First Trust/JNL The DowSM Target 10 Fund	1
First Trust/JNL The S&P®Target 10 Fund	4
First Trust/JNL Global Target 15 Fund	7
First Trust/JNL Target 25 Fund	11
First Trust/JNL Target Small-Cap Fund	14
More About the Investment Objectives and Risks of All Funds	17
Management of JNL Variable Fund	20
Investment Adviser	20
Investment Sub-Adviser	20
Portfolio Management	21
Administrative Fee	21
Investment in Fund Interests	21
Redemption of Fund Interests	22
Tax Status	23
General	23
Internal Revenue Service Diversification Requirements	23
Hypothetical Performance Data for Target Strategies	23
Financial Highlights	26

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ABOUT THE FUNDS OF THE JNL VARIABLE FUND LLC

First Trust/JNL The DowSM Target 10 Fund

Investment Objective. The investment objective of the First Trust/JNL The DowSM Target 10 Fund (The Dow Target 10 Fund) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The Dow Target 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial AverageSM (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

Principal Risks of Investing in The Dow Target 10 Fund. An investment in The Dow Target 10 Fund is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Fund’s shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

        • Market risk. Because The Dow Target 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

        • Non-diversification. The Dow Target 10 Fund is “non-diversified” as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, The Dow Target 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Fund’s total return and share price.

        • Limited management. The Dow Target 10 Fund’s strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject The Dow Target 10 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Fund from taking advantage of opportunities available to other funds.

        • Investment strategy risk. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer’s stock price to have declined relative to other stocks will not cause further decreases in the issuer’s stock price, or that the dividend paid on the stock will be maintained.

Performance. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31

During the period covered, the Fund’s highest quarterly return was 16.69% (4th quarter of 2002) and its lowest quarterly return was -21.44% (3rd quarter of 2002).

Average Annual Total Returns as of December 31, 2002

	1 year	Life of Fund*
First Trust/JNL The DowSM Target 10 Fund	-9.87%	-6.05%
Dow Jones Industrial Average	-15.01%	-6.29%

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

* The Fund began operations on July 2, 1999.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load	None
Redemption Fee	None
Exchange Fee	None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management/Administrative Fee	0.83%
Other Expenses	0%
Total Fund Annual Operating Expenses	0.83%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund. The Dow Target 10 Fund invests in the common stock of ten companies included in the DJIA. The ten common stocks are chosen on or about the business day before each Stock Selection Date as follows:

        • the sub-adviser determines the dividend yield on each common stock in the DJIA on or about the business day before the Stock Selection Date;

        • the sub-adviser allocates approximately equal amounts of The Dow Target 10 Fund to the ten companies in the DJIA that have the highest dividend yield.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the ten common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, The Dow Target 10 Fund purchases and sells common stocks of the ten selected companies approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Fund are not expected to reflect the entire DJIA nor track the movements of the DJIA.

The performance of The Dow Target 10 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund.

The SAI has more information about The Dow Target 10 Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

First Trust/JNL The S&P® Target 10 Fund

Investment Objective. The investment objective of the First Trust/JNL The S&P® Target 10 Fund (S&P Target 10 Fund) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The S&P Target 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stocks of 10 companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index, on or about the last business day before each Stock Selection Date. The ten companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

Principal Risks of Investing in The S&P Target 10 Fund. An investment in the S&P Target 10 Fund is not guaranteed. As with any mutual fund, the value of the S&P Target 10 Fund’s shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

        • Market risk. Because the S&P Target 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

        • Non-diversification. The S&P Target 10 Fund is “non-diversified” as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the S&P Target 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the S&P Target 10 Fund’s total return and share price.

        • Limited management. The S&P Target 10 Fund’s strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents the S&P Target 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject the S&P Target 10 Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the S&P Target 10 Fund from taking advantage of opportunities available to other funds.

        • Investment strategy risk. The principal investment strategy of the Fund involves selecting common stocks that have low share prices relative to the issuers’ sales. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that negative factors that may have caused the issuer’s stock price to be low in relation to the issuer’s sales will not continue, or will not result in a decline in the issuer’s stock price.

Performance. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31

During the period covered, the Fund’s highest quarterly return was 18.16% (3rd quarter of 2000) and its lowest quarterly return was -15.99% (3rd quarter of 2002).

Average Annual Total Returns as of December 31, 2002

	1 year	Life of Fund*
First Trust/JNL The S&P® Target 10 Fund	-18.07%	-7.17%
S&P 500 Index	-22.10%	-11.07%

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is described to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* The Fund began operations on July 2, 1999.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load	None
Redemption Fee	None
Exchange Fee	None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management/Administrative Fee	0.83%
Other Expenses	0%
Total Fund Annual Operating Expenses	0.83%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund. The S&P Target 10 Fund consists of a portfolio of 10 common stocks selected on or about the business day before each Stock Selection Date through the following process:

  first, the sub-adviser ranks the companies in the S&P 500 Index by market capitalization;
  the sub-adviser selects half of the companies in the S&P 500 Index with the largest market capitalization;
  from the remaining companies, the sub-adviser selects the half with the lowest price to sales ratio;
  from the remaining companies, the sub-adviser selects the 10 common stocks with the greatest one-year price appreciation;
  the sub-adviser allocates approximately equal amounts of the S&P Target 10 Fund to the selected 10 common stocks.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the 10 common stocks selected. Between Stock Selection Dates, when cash inflows or outflows require, the S&P Target Fund purchases and sells common stocks of the ten selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The stocks in the S&P Target 10 Fund are not expected to reflect the entire S&P 500 Index nor track the movements of the S&P 500 Index.

The performance of the S&P Target 10 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund.

The SAI has more information about the S&P Target 10 Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

First Trust/JNL Global Target 15 Fund

Investment Objective. The investment objective of the First Trust/JNL Global Target 15 Fund (Global Target 15 Fund) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The Global Target 15 Fund seeks to achieve its objective by investing in the common stocks of certain companies which are components of The Dow Jones Industrial AverageSM (DJIA), the Financial Times Ordinary Index (FT Index or London Stock Market FTSE 30) and the Hang Seng Index. The Global Target 15 Fund consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT Index and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index, on or about the last business day before each Stock Selection Date. The fifteen companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

Principal Risks of Investing in the Global Target 15 Fund. An investment in the Global Target 15 Fund is not guaranteed. As with any mutual fund, the value of the Global Target 15 Fund’s shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

        • Market risk. Because the Global Target 15 Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

        • Non-diversification. The Global Target 15 Fund is “non-diversified” as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Global Target 15 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Global Target 15 Fund’s total return and share price.

        • Foreign investing risk. Because the Global Target 15 Fund invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. In particular, because the Global Target 15 Fund is concentrated in the securities of United Kingdom and Hong Kong issuers, any economic development that negatively affects the United Kingdom or Hong Kong may have an adverse effect on issuers contained in the Global Target 15 Fund. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Global Target 15 Fund’s performance to fluctuate more than if it held only U.S. securities.

        • Currency risk. The value of the Global Target 15 Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Global Target 15 Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

        • Limited management. The Global Target 15 Fund’s strategy of investing in fifteen companies according to criteria determined on a Stock Selection Date prevents the Global Target 15 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the fifteen selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Global Target 15 Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy or foreign economies to which the Fund’s investments are exposed, experience downturns. The investment strategy may also prevent the Global Target 15 Fund from taking advantage of opportunities available to other funds.

        • Investment strategy risk. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer’s stock price to have declined relative to other stocks will not cause further decreases in the issuer’s stock price, or that the dividend paid on the stock will be maintained.

Performance. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31

During the period covered, the Fund’s highest quarterly return was 15.46% (4th quarter of 2000) and its lowest quarterly return was -17.20% (3rd quarter of 2002).

Average Annual Total Returns as of December 31, 2002

	1 year	Life of Fund*
First Trust/JNL Global Target 15 Fund	-13.82%	-7.98%
Dow Jones Industrial Average	-15.01%	-6.29%
London Stock Market FTSE 30	-38.45%	-22.71
Hang Seng Stock Index	-15.61%	-8.88%
MSCI DTR World Index	-19.89%	-11.43%

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The London Stock Market FTSE 30 is comprised of 30 leading U.K. companies chosen to be representative of British industry.

The Hang Seng Stock Index is a capitalization-weighted index of 33 companies that represent approximately 70 percent of the total market capitalization of the Stock Exchange of Hong Kong.

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

*The Fund began operations on July 2, 1999.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load	None
Redemption Fee	None
Exchange Fee	None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management/Administrative Fee	0.88%
Other Expenses	0%
Total Fund Annual Operating Expenses	0.88%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
1 Year	$90
3 Years	$281
5 Years	$488
10 Years	$1,084

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund. The Global Target 15 Fund invests in the common stock of fifteen companies included in the DJIA, the FT Index and the Hang Seng Index. The fifteen common stocks are chosen on or about the business day before each Stock Selection Date as follows:

        • the sub-adviser determines the dividend yield on each common stock in the DJIA, the FT Index and the Hang Seng Index;

        • the sub-adviser determines the ten companies in each of the DJIA, the FT Index and the Hang Seng Index that have the highest dividend yield in the respective index;

        • out of those companies, the sub-adviser allocates approximately equal amounts of the Global Target 15 Fund to the common stocks of the five companies in each index with the lowest price per share.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the fifteen common stocks selected. Between Stock Selection Dates, when cash inflows or outflows require, the Global Target 15 Fund purchases and sells common stocks of the fifteen selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The performance of the Global Target 15 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund.

The SAI has more information about the Global Target 15 Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

First Trust/JNL Target 25 Fund

Investment Objective. The investment objective of the First Trust/JNL Target 25 Fund (Target 25 Fund) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The Target 25 Fund seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (NYSE), on or about the last business day before each Stock Selection Date. The 25 companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

Principal Risks of Investing in the Target 25 Fund. An investment in the Target 25 Fund is not guaranteed. As with any mutual fund, the value of the Target 25 Fund’s shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

        • Market risk. Because the Target 25 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

        • Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of or all of the companies in which the Target 25 Fund may invest may be small capitalization company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target 25 Fund may not be appropriate for all investors.

        • Non-diversification. The Target 25 Fund is “non-diversified” as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Target 25 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target 25 Fund’s total return and share price.

        • Limited management. The Target 25 Fund’s strategy of investing in 25 companies according to criteria determined on a Stock Selection Date prevents the Target 25 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 25 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Target 25 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target 25 Fund from taking advantage of opportunities available to other funds.

        • Investment strategy risk. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer’s stock price to have declined relative to other stocks will not cause further decreases in the issuer’s stock price, or that the dividend paid on the stock will be maintained.

Performance. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31

During the period covered, the Fund’s highest quarterly return was 15.10% (4th quarter of 2001) and its lowest quarterly return was -18.33% (3rd quarter of 2002).

Average Annual Total Returns as of December 31, 2002

	1 year	Life of Fund*
First Trust/JNL Target 25 Fund	-11.69%	-6.15%
S&P MidCap 400/Barra Value Index	-14.51%	5.08%
S&P 500 Index	-22.10%	-11.07%

The S&P MidCap 400/Barra Value Index is a capitalization-weighted index of all stocks in the Standard & Poor’s 400 that have low price-to-book ratios.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is described to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*The Fund began operations on July 2, 1999.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load	None
Redemption Fee	None
Exchange Fee	None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management/Administrative Fee	0.82%
Other Expenses	0%
Total Fund Annual Operating Expenses	0.82%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
1 Year	$84
3 Years	$262
5 Years	$455
10 Years	$1,014

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund. The Target 25 Fund consists of a portfolio of 25 common stocks selected through the following five-step process on or about the business day before each Stock Selection Date:

        • first, the sub-adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, any stock included in the Dow Jones Industrial AverageSM);

        • those common stocks are then ranked from highest to lowest market capitalization, and the sub-adviser selects the 400 highest market capitalization stocks;

        • those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the sub-adviser selects the 75 highest dividend-yielding stocks;

        • from the remaining 75 stocks, the sub-adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks;

        • the sub-adviser allocates approximately equal amounts of the Target 25 Fund to the 25 common stocks selected for the portfolio.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the 25 common stocks selected. Between Stock Selection Dates, when cash inflows or outflows require, the Target 25 Fund purchases and sells common stocks of the 25 selected companies according to the percentage relationship among the common stocks established at the Stock Selection Date.

The performance of the Target 25 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund.

The SAI has more information about the Target 25 Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

First Trust/JNL Target Small-Cap Fund

Investment Objective. The investment objective of the First Trust/JNL Target Small-Cap Fund (Target Small-Cap Fund) is a high total return through capital appreciation.

Principal Investment Strategies. Under normal circumstances, the Target Small-Cap Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq), on or about the last business day before each Stock Selection Date. The Fund deems a small cap company to be one with a market capitalization between $150 million and $1 billion. These companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only within 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

Principal Risks of Investing in the Target Small-Cap Fund. An investment in the Target Small-Cap Fund is not guaranteed. As with any mutual fund, the value of the Target Small-Cap Fund’s shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

        • Market risk. Because the Target Small-Cap Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

        • Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Target Small-Cap Fund is likely to invest have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target Small-Cap Fund may not be appropriate for all investors.

        • Non-diversification. The Target Small-Cap Fund is “non-diversified” as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Target Small-Cap Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target Small-Cap Fund’s total return and share price.

        • Limited management. The Target Small-Cap Fund’s strategy of investing in certain companies according to criteria determined on a Stock Selection Date prevents the Target Small-Cap Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 40 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Target Small-Cap Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target Small-Cap Fund from taking advantage of opportunities available to other funds.

        • Investment strategy risk. The principal investment strategy of the Fund involves selecting common stocks of issuers that have experienced certain rates of growth in sales and which stocks have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer’s operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers’ stocks will not decline.

Performance. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31

During the period covered, the Fund’s highest quarterly return was 23.12% (4th quarter of 2001) and its lowest quarterly return was -23.90% (3rd quarter of 2001).

Average Annual Total Returns as of December 31, 2002

	1 year	Life of Fund*
First Trust/JNL Target Small-Cap Fund	-17.68%	5.28%
Russell 2000 Index	-20.48%	-3.52%

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

* The Fund began operations on July 2, 1999.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load	None
Redemption Fee	None
Exchange Fee	None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management/Administrative Fee	0.83%
Other Expenses	0%
Total Fund Annual Operating Expenses	0.83%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund. The Target Small-Cap Fund consists of a portfolio of 40 common stocks selected through the following process on or about the business day before each Stock Selection Date:

        • first, the sub-adviser selects all U.S. registered corporations the common stocks of which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

        • from those companies, the sub-adviser then selects only those companies which have a market capitalization of between $150 million and $1 billion and whose stocks have an average daily dollar trading volume of at least $500,000 (these dollar limitations will be adjusted periodically for inflation);

        • from the remaining companies, the sub-adviser selects only the stocks of companies with positive three-year sales growth;

        • next, from the remaining companies, the sub-adviser selects only the stocks of companies whose most recent annual earnings are positive;

        • the sub-adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

        • from the remaining list, the sub-adviser selects the 40 stocks with the greatest price appreciation in the last 12 months (highest to lowest);

        • the Target Small-Cap Fund purchases the selected 40 common stocks, allocating its assets among them in proportion to the relative market capitalization of each stock.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the 40 common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, the Target Small-Cap Fund purchases and sells common stocks of the 40 selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The performance of the Target Small-Cap Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund.

The SAI has more information about the Target Small-Cap Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

More About the Investment Objectives and Risks of All Funds

Investment Objectives. The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Managers of the JNL Variable Fund, without interest holder approval.

Temporary Defensive Strategy. While each Fund’s principal investment strategy includes being substantially fully invested in equity securities, a Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions. During these periods, a Fund may engage in a temporary defensive strategy that permits it to invest up to 100% of its assets in money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Target and Sector Funds.

Target Funds Generally. It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Target Funds to be 100% invested in the prescribed mix of securities at any time. To the extent that the Target Funds are not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser generally attempts to maintain, to the extent practicable, a minimum cash position at all times. Normally, the only cash items held by the Target Funds will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities selected for the Funds’ portfolios.

The sub-adviser attempts to replicate the percentage relationship (determined based on the number of shares of each stock, not the stocks’ prices or values) of the stocks selected at the prior Stock Selection Date when purchasing or selling stocks for the Target Funds in response to cash inflows or outflows between Stock Selection Dates. This method of allocating purchases and sales of stocks based on the percentage relationships of the number of shares of each stock owned immediately after the Stock Selection Date seeks to minimize the effect of such subsequent purchases and sales, and their timing, on the investment performance of the Fund. The percentage relationship among the number of shares of each of the stocks in the Target Funds should therefore remain relatively stable between Stock Selection Dates. However, given the fact that the market price of each of the selected stocks will vary throughout the year, the value of the stock of each of the companies owned by the Fund, as compared to the total assets of the Target Fund, will fluctuate during the year, above and below the proportions established on the previous Stock Selection Date.

Certain provisions of the Investment Company Act of 1940 limit the ability of a Fund to invest more than 5% of the Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The JNL Variable Fund has been granted an exemption by the Securities and Exchange Commission (SEC) from this limitation so that The Dow Target 5, The Dow Target 10, The S&P Target 10 and the Global Target 15 Funds may invest up to approximately 20.5% (for The Dow Target 5 Fund), 10.5% (for The Dow Target 10 Fund and The S&P Target 10 Fund) and 7.17% (for the Global Target 15 Fund) of the respective Fund’s total assets in the stock of Securities Related Companies. The 20.5%, 10.5% and 7.17% respective standards are applied to the value of each security held by a Fund as of the first business day after the Stock Selection Date.

Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), provides that, in order for a variable annuity contract that allocates funds to a Fund to qualify as an annuity contract, the Fund must be adequately diversified in accord with regulations issued under the Code. To be adequately diversified under current regulations, a Fund must have (a) no more than 55% of the value of its total assets represented by any one investment; (b) no more than 70% of the value of its total assets represented by any two investments; (c) no more than 80% of its total assets represented by any three investments; and (d) no more than 90% of the value of its total assets represented by any four investments. The sub-adviser may depart from a Target Fund’s investment strategy to the extent necessary to maintain compliance with these requirements.

In selecting the securities to be purchased by each of the Target Funds, the sub-adviser excludes the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the target of an announced merger or acquisition which will result in shareholders receiving stock in another entity in exchange for their investment in the company and which is expected to be completed within six months after the Stock Selection Date. The security selection criteria then are re-applied to select the stock of another company in place of any company so excluded.

Derivatives. The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, and indexed securities, for hedging and risk management.

For the Funds that invest in stocks of foreign companies, the sub-adviser may enter into forward contracts to manage the Funds’ exposure to changes in foreign currencies associated with the purchase or sale of such stocks. This strategy seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the underlying value of the hedged security. In addition, this strategy may reduce or eliminate the opportunity to profit from increases in the value of the currency in which a Fund’s investment is denominated and may adversely impact a Fund’s performance if the sub-adviser’s projection of future exchange rates is inaccurate.

Investments in derivative instruments involve special risks. In order to realize the desired results from the investment, the Fund’s sub-adviser must correctly predict price movements of the underlying asset during the life of the derivative. If the sub-adviser is incorrect in its predictions of such price movements, the Fund may achieve a result less favorable than if the derivative investment had not been made. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund’s portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or “hedge” the overall risk of the Fund’s portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Description of Indices. The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. Except as previously described, the publishers of the indices have not granted the JNL Variable Fund or the investment adviser a license to use their respective indices. None of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of any of the Funds of the JNL Variable Fund or in the selection of stocks that are purchased or sold for the Funds. A description of certain of the indices is provided below:

The Dow Jones Industrial AverageSM. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The Financial Times Industrial Ordinary Share Index. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index. The Hang Seng Index presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

The Nasdaq-100 Index. The Nasdaq-100 Index represents the largest and most active nonfinancial domestic and international issues listed on the Nasdaq Stock Market®. The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market lists nearly 5,400 companies and trades more shares per day than any other major U.S. market.

The Standard & Poor’s 500 Index. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock’s weight in the Index proportionate to its market value.

Legislation. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

MANAGEMENT OF THE JNL VARIABLE FUND

Under Delaware law and the JNL Variable Fund’s Certificate of Formation and Operating Agreement, the management of the business and affairs of the JNL Variable Fund is the responsibility of the Board of Managers of the JNL Variable Fund.

Investment Adviser

Jackson National Asset Management, LLC (JNAM L.L.C. or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNL Variable Fund and provides the JNL Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC, which served as an investment adviser to the JNL Variable Fund until January 31, 2001, when it transferred its duties as investment adviser to the Adviser.

The Adviser has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the compliance of the sub-adviser with the investment objectives and related policies of each Fund and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the JNL Variable Fund.

As compensation for its services, the Adviser receives a fee from the JNL Variable Fund computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of each Fund. Once the average net assets of a Fund exceed specified amounts, the fee is reduced with respect to such excess.

The Target Funds are obligated to pay the Adviser the following fees:

Assets	Annual Rate
All Assets	.65%

Investment Sub-Adviser

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund.  First Trust’s address is 1001 Warrenville Road, Lisle, Illinois 60532.  First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation (formerly known as Niké Securities Corporation).  Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners.  The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (formerly known as Niké Securities L.P.) which are substantially similar to certain of the Funds in that they have the same investment objectives as those Funds but have a limited life of approximately one year.  First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities.  First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.

Under the terms of the Sub-Advisory Agreement between First Trust and the Adviser, First Trust manages the investment and reinvestment of the assets of each Fund, subject to the oversight and supervision of the Adviser and the Board of Managers of the JNL Variable Fund. First Trust formulates a continuous investment program for each Fund consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Managers of the JNL Variable Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from the Adviser computed separately for each Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay First Trust out of the advisory fee it receives from each Fund.

The Adviser and the JNL Variable Fund, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate sub-advisers with the approval of the Board of Managers, but without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Managers, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility.

The Adviser provides the following oversight and evaluation services to the Funds:

        • performing initial due diligence on prospective sub-advisers for the Funds

        • monitoring the performance of sub-advisers

        • communicating performance expectations to the sub-advisers

        • ultimately recommending to the Board of Managers whether a sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. All Funds will seek shareholder approval before relying on the exemptive order.

Portfolio Management

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee.

ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund pays to the Administrator an Administrative Fee. Each Fund, except the First Trust/JNL Global Target 15 Fund, pays the Administrator an Administrative Fee of .15% of the average daily net assets of the Fund. The First Trust/JNL Global Target 15 Fund pays the Administrator an Administrative Fee of .20% of the average daily net assets of the Funds. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the JNL Variable Fund and the separate Funds. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of each the JNL Variable Fund and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

INVESTMENT IN FUND INTERESTS

Interests in the Funds are currently sold to Jackson National Separate Account – I, a separate account of JNL, 1 Corporate Way, Lansing, Michigan 48951, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Funds at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Funds’ transfer agent. There is no sales charge. Interests in the Funds are not available to the general public directly.

The Funds are managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available unit investment trusts. Consequently, the investment performance of publicly available unit investment trusts and any corresponding Funds may differ substantially.

The net asset value per interest of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Managers has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its interests. As a result, a Fund’s net asset value may change on days when shareholders are not able to purchase or redeem the Fund’s interests.

Because the calculation of a Fund’s net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, the Variable Fund’s procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Board, to determine the fair value of such securities for purposes of calculating a Fund’s net asset value. This will occur if the Administrator determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of a Fund’s net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Variable Fund’s pricing procedures to be a “significant event.” Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining a Fund’s net asset value.

All investments in the Funds are credited to the interest holder’s account in the form of full and fractional shares of the designated Funds (rounded to the nearest 1/1000 of a share). The Funds do not issue interest certificates.

REDEMPTION OF FUND INTERESTS

Jackson National Separate Account – I redeems interests in the Funds to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the JNL Variable Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The JNL Variable Fund may suspend the right of redemption only under the following unusual circumstances:

        • when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

        • when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

        • during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

TAX STATUS

General

The JNL Variable Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account – I. Accordingly, the JNL Variable Fund is taxed as part of the operations of JNL and is not taxed separately. The JNL Variable Fund has not elected to be taxed as a “regulated investment company” under sub-chapter M of the Internal Revenue Code of 1986, as amended. Under current tax law, increases in the value of a Contract resulting from interest, dividend income and capital gains of the Funds of JNL Variable Fund that serve as funding vehicles for a Contract are not currently taxable, nor are losses currently deductible, when left to accumulate within a Contract. For a discussion of the tax status of the Contracts, please refer to the prospectus for the Contracts issued by Jackson National Separate Account – I.

Internal Revenue Code Diversification Requirements

The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Code of 1986, as amended, and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Jackson National Separate Account – I. The Sub-Advisory Agreement requires the Funds to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of a Fund in order to meet these diversification requirements. See the SAI for more specific information.

HYPOTHETICAL PERFORMANCE DATA FOR TARGET STRATEGIES

Certain aspects of the investment strategies for The Dow Target 5 Fund, The Dow Target 10 Fund, the S&P Target 10 Fund, the Global Target 15 Fund, the Target 25 Fund, and the Target Small-Cap Fund (Target Fund) can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategies used by each Target Fund and the actual performance of the DJIA, the S&P 500 Index, the FT Index, the Hang Seng Index, the Ibbotson Small Cap Index and a combination index made up of one-third of the total returns of each of the DJIA, the Hang Sang and the FT Indices. The table also shows how performance varies from year to year.

The information for the Target Strategies assumes that each Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first business day of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, expenses or taxes. Any of such charges will lower the returns shown.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations. Also, the information provided for the Target 25 Strategy and the Target Small-Cap Strategy excludes common stocks of companies that, on a Stock Selection Date, were party to a publicly announced business combination which was expected to have been completed within six months.

The returns shown below for the Target Strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application to historical rates of return of strategies that were designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategies had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategies shown below.

The returns shown below for the Target Strategies are not a guarantee of future performance and should not be used to predict the expected returns on a Target Strategy. The hypothetical returns shown below do indicate the significant variation in returns among the several Target Strategies in any given year, as well as the significant variation in returns from a particular strategy, both absolutely and in relation to its respective index, over a period of years. In fact, each hypothetical Target Strategy under-performed its respective index in certain years.

HYPOTHETICAL COMPARISON OF TOTAL RETURN

Year	Target 25 Strategy	Target 10 Strategy	Global Target 15 Strategy	Target Small-Cap Strategy	S&P Target Strategy	5 Target Strategy (4)	S&P 500 Index	FT Index	Hang Seng Index	DJIA	Ibbotson Small-Cap Index	Cumulative Index Returns (3)
1983	32.09%	39.07%	15.61%	31.04%	20.53%	27.67%	22.28%	21.94%	-2.04%	25.82%	39.67%	15.24%
1984	5.55%	6.22%	29.88%	-1.10%	16.34%	11.38%	6.22%	2.15%	42.61%	1.29%	-6.67%	15.35%
1985	41.89%	29.54%	54.06%	50.81%	47.12%	44.68%	31.77%	54.74%	50.95%	33.28%	24.66%	46.32%
1986	25.01%	35.63%	38.11%	23.35%	21.81%	28.78%	18.31%	24.36%	51.16%	27.00%	6.85%	34.18%
1987	14.41%	5.59%	17.52%	14.94%	9.16%	12.32%	5.33%	37.13%	-6.84%	5.66%	-9.30%	11.99%
1988	27.18%	24.57%	24.26%	23.19%	20.35%	23.91%	16.64%	9.00%	21.04%	16.03%	22.87%	15.36%
1989	22.98%	26.97%	15.98%	26.10%	39.62%	26.33%	31.35%	20.07%	10.59%	32.09%	10.18%	20.92%
1990	-0.82%	-7.82%	3.19%	1.08%	-5.64%	-2.00%	-3.30%	11.03%	11.71%	-0.73%	-21.56%	7.34%
1991	37.67%	34.20%	40.40%	59.55%	24.64%	39.29%	30.40%	8.77%	50.68%	24.19%	44.63%	27.88%
1992	15.14%	7.69%	26.64%	27.81%	23.29%	20.12%	7.62%	-3.13%	34.73%	7.39%	23.35%	12.99%
1993	15.22%	27.08%	65.65%	22.47%	42.16%	34.51%	9.95%	19.22%	124.95%	16.87%	20.98%	53.68%
1994	9.73%	4.21%	-7.26%	2.11%	8.17%	3.39%	1.34%	1.97%	-29.34%	5.03%	3.11%	-7.45%
1995	36.69%	36.85%	13.45%	41.65%	25.26%	30.78%	37.22%	16.21%	27.52%	36.67%	34.66%	26.80%
1996	28.53%	28.35%	21.00%	34.96%	26.61%	27.89%	22.82%	18.35%	37.86%	28.71%	17.62%	28.31%
1997	30.69%	21.68%	-6.38%	16.66%	62.66%	25.06%	33.21%	14.78%	-17.69%	24.82%	22.78%	7.30%
1998	1.83%	10.59%	13.50%	1.85%	50.02%	15.56%	28.57%	12.32%	-2.60%	18.03%	-7.38%	9.25%
1999	-0.41%	5.06%	8.88%	12.88%	3.49%	5.98%	20.94%	15.14%	71.34%	27.06%	28.96%	37.85%
2000	-2.78%	5.99%	5.15%	5.39%	-8.93%	0.96%	-9.08%	-16.14%	-9.32%	-4.70%	-3.87%	-10.05%
2001	9.77%	-2.82%	1.34%	-1.42%	-20.35%	-2.70%	-11.88%	-22.81%	-22.45%	-5.45%	22.13%	-16.90%
2002	-10.54%	-8.81%	-12.00%	-14.06%	-16.74%	-12.43%	-22.04%	-29.33%	-15.52%	-14.94%	-13.25%	-19.93%

(1) The Target 25 Strategy, the Target Small-Cap Strategy, the Target 10 Strategy and the Global Target 15 Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.

(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/80 through 12/31/86, during which time annual reinvestment was assumed), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 25 Strategy achieved an average annual total return of 16.03%, the Target Small-Cap Strategy achieved an average annual total return of 17.56%, the Target 10 Strategy achieved an average annual total return of 15.49%, the S&P Target Strategy achieved an average annual total return of 17.43% , the 5 Target Strategy achieved an average annual total return of 17.08% and the Global Target 15 Strategy achieved an average annual total return of 16.90%. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the S&P 500 Index, Ibbotson Small-Cap Index, the DJIA or a combination of the FT Index, Hang Seng Index and DJIA, which were 12.62%, 11.49%, 14.24% and 14.17%, respectively. Although each Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Strategy will achieve a better performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

(4) The "5 Target Strategy" is composed of equal weights of the Target 25, Target 10, Global Target 15, Target Small-Cap, and S&P Target 10 Strategies.

25

FINANCIAL HIGHLIGHTS

The following table provides selected per interest data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in interests of the Funds. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 and 2002 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below were audited by other auditors, whose report dated January 19, 2001, expressed an unqualified opinion.

JNL Variable Fund LLC

Financial Highlights

Period Ended	Net Asset Value Beginning of Period	Increase (Decrease) from Investment Operations: Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Asset Value, End of Period	Supplemental Data: Total Return (b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)
First Trust/JNL Global Target 15 Fund										
12/31/02	$ 8.68	$(0.39)	$(0.81)	$(1.20)	$ 7.48	(13.82)%	$30,501	20.4 %	0.88 %	3.59 %
12/31/01	8.74	0.09	(0.15)	(0.06)	8.68	(0.69)	8,075	45.5	0.90	3.56
12/31/00	8.99	0.22	(0.47)	(0.25)	8.74	(2.78)	5,037	93.4	0.90	4.32
07/02(a)-12/31/99	10.00	0.11	(1.12)	(1.01)	8.99	(10.10)	2,034	80.5	0.90	3.44
First Trust/JNL Target 25 Fund										
12/31/02	9.07	(0.10)	(0.96)	(1.06)	8.01	(11.69)	37,479	36.6	0.82	2.06
12/31/01	7.94	0.02	1.11	1.13	9.07	14.23	8,403	49.0	0.85	2.34
12/31/00	8.30	0.13	(0.49)	(0.36)	7.94	(4.34)	3,569	85.0	0.85	2.71
07/02(a)-12/31/99	10.00	0.08	(1.78)	(1.70)	8.30	(17.00)	1,858	66.3	0.85	2.48
First Trust/JNL Target Small-Cap Fund										
12/31/02	14.54	0.11	(2.68)	(2.57)	11.97	(17.68)	38,563	62.7	0.83	1.02
12/31/01	15.13	0.01	(0.60)	(0.59)	14.54	(3.90)	14,442	78.7	0.85	(0.25)
12/31/00	12.38	(0.04)	2.79	2.75	15.13	22.21	7,729	116.4	0.85	(0.47)
07/02(a)-12/31/99	10.00	(0.02)	2.40	2.38	12.38	23.80	2,100	102.5	0.85	(0.39)
First Trust/JNL The Dow Target 10 Fund										
12/31/02	8.92	0.01	(0.89)	(0.88)	8.04	(9.87)	80,821	21.7	0.83	2.92
12/31/01	9.18	0.07	(0.33)	(0.26)	8.92	(2.83)	38,882	38.5	0.85	2.34
12/31/00	8.73	0.13	0.32	0.45	9.18	5.15	21,061	47.1	0.85	2.62
07/02(a)-12/31/99	10.00	0.05	(1.32)	(1.27)	8.73	(12.70)	7,766	23.3	0.85	2.53
First Trust/JNL The S&P Target 10 Fund										
12/31/02	9.41	-	(1.70)	(1.70)	7.71	(18.07)	41,209	68.6	0.83	0.29
12/31/01	11.97	0.04	(2.60)	(2.56)	9.41	(21.39)	20,187	66.8	0.85	0.41
12/31/00	11.06	(0.03)	0.94	0.91	11.97	8.23	18,964	91.3	0.85	(0.27)
07/02(a)-12/31/99	10.00	0.01	1.05	1.06	11.06	10.60	9,192	27.9	0.85	0.18

(a) Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.

27

PROSPECTUS

May 1, 2003

JNL® VARIABLE FUND LLC

You can find more information about the JNL Variable Fund in:

•	The JNL Variable Fund’s Statement of Additional Information (SAI) dated May 1, 2003, which contains further information about the JNL Variable Fund and the Funds of the JNL Variable Fund, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

•	The JNL Variable Fund’s Annual and Semi-Annual Reports to shareholders, which show the Fund’s actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Variable Fund LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You also can review and copy information about the JNL Variable Fund (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C. Reports and other information about the JNL Variable Fund also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

File No.: 811-09121